UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 7, 2004

COACHMEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

INDIANA	1-7160	31-1101097

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2831 Dexter Drive, Elkhart, Indiana	46514

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (574) 262-0123

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

        See “Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant” which is incorporated by reference in this Item 1.01.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        On December 7, 2004, Coachmen Industries, Inc. entered into Amendment No. 5 dated as of December 1, 2004 (the “Amendment”), to that certain Credit Agreement by and among the Company, JPMorgan Chase Bank, N.A., as successor to Bank One Indiana, N.A., National City Bank of Indiana and 1st Source Bank dated as of June 30, 2003, as amended (the “Credit Agreement”). The Amendment increased the Company’s Alternative Line Loan capacity from a maximum of $5,000,000 to $15,000,000 at any one time outstanding through December 31, 2004, after which the maximum principal amount of Alternative Line Loans outstanding at any one time will reduce to $5,000,000. In addition to the Alternative Line Loan commitment, the Credit Agreement provides for borrowings of up to $30,000,000 under a revolving loan facility, up to approximately $8,400,000 under letters of credit supporting various industrial revenue bonds and up to $7,500,000 under a term loan (collectively, the “Facility”).

        The Alternative Line Loans bear interest at a floating rate, for any day equal to the greater of the prime rate or the federal funds effective rate plus .5%. The Company may borrow, repay and reborrow Alternative Line Loans at any time prior to June 30, 2006, provided that each Alternative Line Loan is paid in full by the Company on or before the fifth business day after the borrowing date for the loan. The Credit Agreement contains, among other things, customary affirmative and negative covenants, including financial covenants requiring the maintenance of a specified consolidated current ratio, fixed charge coverage ratio, leverage ratio and a required minimum net worth.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

             (c)   The following exhibit is furnished as a part of this Report:

                      10.1   Amendment No. 5 to Credit Agreement.

             The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.
By:/s/ Richard M. Lavers Richard M. Lavers, Executive Vice President, General Counsel and Secretary

Date:  December 8, 2004

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION	SEQUENTIALLY NUMBERED PAGES
10.1	Amendment No. 5 to Credit Agreement	4

3